For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1628115

Ministry of Government Services
Ministère des Services gouvernementaux
Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

AUGUST 0 2 AOÛT, 2007

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business Corporations Act

*Formule 3
Loi sur les sociétés par actions*

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société : (Écrire en LETTRES MAJUSCULES SEULEMENT) :

DUBLIN CASTLE INVESTMENTS INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) : (Écrire en LETTRES MAJUSCULES SEULEMENT) :

NIREK RESOURCES INC.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2004/08/06

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number (or minimum and maximum number) of directors is/are: *Nombre (ou nombres minimal et maximal) d'administrateurs* :	number *nombre*	or *ou*	minimum *minimal*	and *et*	maximum *maximal*

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1628115

Ministry of Government Services
Ministère des Services gouvernementaux

Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

AUGUST 0 2 AOÛT, 2007

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société : (Écrire en LETTRES MAJUSCULES SEULEMENT) :

DUBLIN CASTLE INVESTMENTS INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) : (Écrire en LETTRES MAJUSCULES SEULEMENT) :

NIREK RESOURCES INC.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2004/08/06

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number (or minimum and maximum number) of directors is/are: *Nombre (ou nombres minimal et maximal) d'administrateurs :*	number *nombre*	or *ou*	minimum *minimal*	and *et*	maximum *maximal*

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

The common shares of the company are to be consolidated on a one-for-ten basis.

Name change from "Dublin Castle Investments Inc." to "Nirek Resources Inc."

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2007/08/02

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

DUBLIN CASTLE INVESTMENTS INC.

(Name of Corporation)
(Dénomination sociale de la société)

(If the name is to be changed by these articles set out current name)
(Si l'on demande un changement de nom, indiquer ci-dessus la dénomination sociale actuelle).

By/
Par: [signature]

(Signature)
(Signature)

PRESIDENT

(Description of Office)
(Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1628115

Ministry of Consumer and Business Services
Ontario

Ministère des Services aux consommateurs et aux entreprises

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

AUGUST 06 AOÛT, 2004

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 1
Business Corporations Act

Formule 1
Loi sur les sociétés par actions

ARTICLES OF INCORPORATION
STATUTS CONSTITUTIFS

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale de la société : (Écrire en LETTRES MAJUSCULES SEULEMENT)

DUBLIN CASTLE INVESTMENTS INC.

2. The address of the registered office is:
Adresse du siège social :

1930 YONGE STREET, SUITE 1145
(Street & Number or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau)

TORONTO ONTARIO M4S 1Z4
(Name of Municipality or Post Office) (Postal Code)
(Nom de la municipalité ou du bureau de poste) (Code postal)

3. Number (or minimum and maximum number) of directors is/are:
Nombre (ou nombres minimal et maximal) d'administrateurs :

minimum/*minimal*	maximum/*maximal*
1	7

4. The first director(s) is/are:
Premier(s) administrateur(s) :

First name, middle names and surname *Prénom, autres Prénoms et nom de famille*	Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code *Domicile élu, y compris la rue et le numéro, le numéro de la R.R. ou le nom de la municipalité, la province, le pays et le code postal*	Resident Canadian? Yes or No *Résident canadien? Oui/Non*
RICHARD ROSS	1930 YONGE STREET, SUITE 1145 TORONTO, ONTARIO M4S 1Z4	YES

07116 (01/2002)

5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société.

NONE

6. The classes and any maximum number of shares that the corporation is authorized to issue:
Catégories et nombre maximal, s'il y a lieu, d'actions que la société est autorisée à émettre :

AN UNLIMITED NUMBER OF COMMON SHARES.

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:
Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série :

THE HOLDERS OF THE COMMON SHARES ARE ENTITLED TO VOTE AT ALL MEETINGS OF SHAREHOLDERS, TO RECEIVE DIVIDENDS AND TO RECEIVE THE REMAINING PROPERTY OF THE CORPORATION UPON DISSOLUTION.

9. Other provisions if any:
Autres dispositions, s'il y a lieu :

(a) Without in any way limiting the borrowing powers of the directors under the Business Corporation Act, 1982, the board of directors may from time to time, in such amounts and on such terms as it deems expedient;

(i) borrow money on the credit of the Corporation;

(ii) issue sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation;

(iii) charge, mortgage, hypothecate or pledge all or any of the currently owned or subsequently acquired real or immovable property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

The board of directors may from time to time delegate to such one or more of the directors and officers of the Corporation as many be designated by the board all or any of the powers conferred on the board above to extend and in such manner as the board shall determine at the time of such delegation.

(b) In addition to any other manner permitted by law, where the Corporation desires to purchase any of its shares for cancellation, it may either do so either

(i) with the consent of all the holders of the shares of the class; or

(ii) pursuant to tenders received by the Corporation upon request for tenders addressed to all the holders of the shares of the class and the Corporation shall accept only the lowest tenders.

10. The names and addresses of the incorporators are:
Noms et adresses des fondateurs :

First name, middle names and surname or corporate name *Prénom, autres prénoms et nom de famille ou dénomination sociale*	Full address for service or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code *Domicile élu au complet, adresse du siège social ou adresse de l'établissement principal, y compris la rue et le numéro ou le numéro de la R.R., le nom de la municipalité et le code postal*
RICHARD ROSS	1930 YONGE STREET, SUITE 1145 TORONTO, ONTARIO M4S 1Z4

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

Signatures of incorporator(s) /
Signatures des fondateurs

RICHARD ROSS